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EXHIBIT 10.6

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                                    TABLE OF CONTENTS

                                                                                    PAGE
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
1. THE PLAN.........................................................................  1

       1.1      Purpose.............................................................  1
       1.2      Administration......................................................  1
       1.3      Participation.......................................................  2
       1.4      Shares Subject to the Plan..........................................  2
       1.5      Documentation.......................................................  3
       1.6      Transfer and Other Limitations on Options...........................  3

2. OPTIONS..........................................................................  3

       2.1      Grants..............................................................  3
       2.2      Option Price........................................................  3
       2.3      Option Period.......................................................  3
       2.4      Vesting and Exercisability..........................................  3
       2.5      Manner of Exercise..................................................  4
       2.6      Payment Forms.......................................................  4
       2.7      Special Limit on Grant and Terms of ISOs............................  4
       2.8      ISO Notice of Sale Requirement......................................  4
       2.9      Limits on 10% Holders...............................................  4
       2.10     Option Repricing/Cancellation and Regrant/Waiver of Restrictions....  5

3. OTHER PROVISIONS.................................................................  5

       3.1      Rights of Eligible Persons, Participants and Beneficiaries..........  5
       3.2      Adjustments; Early Termination......................................  7
       3.3      Effect of Termination of Services; Termination of Subsidiary Status.  8
       3.4      Compliance; Government Regulations; Securities Laws.................  9
       3.5      Tax Withholding..................................................... 11
       3.6      Amendment, Termination and Suspension............................... 11
       3.7      Privileges of Stock Ownership....................................... 12
       3.8      Effective Date of the Plan.......................................... 12
       3.9      Term of the Plan.................................................... 12
       3.10     Governing Law....................................................... 12
       3.11     Captions............................................................ 12
       3.12     Non-Exclusivity of Plan............................................. 12
       3.13     Construction........................................................ 12


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4. DEFINITIONS...................................................................... 12

APPENDIX A: SECURITIES LAW INVESTMENT REPRESENTATIONS...............................A-1

APPENDIX B: FORM OF INCENTIVE STOCK OPTION AGREEMENT................................B-1

APPENDIX C: FORM OF NONQUALIFIED STOCK OPTION AGREEMENT.............................C-1


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                                           ii


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                             COMBIMATRIX CORPORATION
                             1998 STOCK OPTION PLAN



1. THE PLAN.

         1.1 PURPOSE. The purpose of this Plan is to benefit the Company's stockholders by encouraging high levels of performance by individuals who contribute to the success of the Company and to enable the Company to attract, motivate, retain and reward talented and experienced individuals. This purpose is to be accomplished by providing Eligible Persons with an opportunity to obtain or increase a proprietary interest in the Company and/or by providing Eligible Persons with additional incentives to join or remain with the Company. Capitalized terms are defined in Article 4.

         1.2 ADMINISTRATION.

                  1.2.1 COMMITTEE. This Plan shall be administered by the Committee, acting by majority vote or unanimous written consent.

                  1.2.2 AUTHORITY INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

                           (i) to determine the particular Eligible Persons who
                  will receive Options;

                           (ii) to grant Options to Eligible Persons, determine
                  the price and amount of securities to be offered or awarded to such persons, and determine the other specific terms and conditions of such Options, establish the installments (if any) in which such Options shall become vested or exercisable (subject to Section 2.4), or determine that no delayed vesting or exercisability is required, determine specific call rights of the Corporation or affiliates, establish the events of termination or forfeiture of such Options, and impose such other restrictions on Options, consistent with the express limits of this Plan, as the Committee deems appropriate;

                           (iii) to approve the forms of Option Agreements
                  (which need not be identical either as to type of Option or among Participants);

                           (iv) to construe and interpret this Plan and
                  agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, and to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

                           (v) to cancel, modify, or waive the Company's rights
                  with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Participants, subject to any required consent under Section 3.6.3 or 3.6.4;

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                           (vi) to accelerate the exercisability or the vesting
                  of any Option under such circumstances as the Committee shall determine, including the occurrence of an Event, or to extend the exercisability or extend the term of any or all outstanding Options within the maximum 10-year term of Options under Section 2.3 or (subject to Section 3.10) relax restrictions on transfer of benefits under Options; and

                           (vii) to make all other determinations and take such
                  other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                  1.2.3 BINDING DETERMINATIONS; RELIANCE. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority under this Plan (including, but not limited to, actions under Section 1.2.2) and their determinations and interpretations shall be final and binding upon all persons. In determining whether to take any action permitted under the Plan, the Board or Committee may rely upon the advice of counsel, accountants, appraisers and other experts. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                  1.2.4 DELEGATION. The Committee may delegate ministerial, non-discretionary functions to third parties, including officers or employees of the Company.

                  1.2.5 COMMITTEE ADMINISTRATION. The Board may, at any time (a) assume or change the administration of this Plan, (b) change the number of members of the Committee, and (c) change the membership of the Committee.

         1.3 PARTICIPATION. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person is not entitled to any Options hereunder. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options.

         1.4 SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 3.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The Shares may be delivered for any lawful consideration, but not for less than the minimum lawful consideration under California law.

                  1.4.1 NUMBER OF SHARES. The aggregate number of Shares that may be issued pursuant to all Options granted under this Plan, including ISOs, may not exceed _______ shares to all Eligible Persons. The aggregate number of Shares that may be subject to Options that are granted during any calendar year to any Eligible Person may not exceed _______ shares. The foregoing limits are subject to adjustment pursuant to Section 3.2.

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                  1.4.2 SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED
         OPTIONS. Shares subject to outstanding Options shall be reserved for issue. Shares that are subject to or underlie Options which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, shall again, except to the extent prohibited by law, be available and reserved for subsequent Options under this Plan. The foregoing sentence does not apply to Shares withheld under Section 3.5.

         1.5 DOCUMENTATION. Each Option will be evidenced by an Option Agreement the form of which must be approved by the Committee and signed by the Company, and, if required by the Committee, by the Participant. The grant of an Option is made on the Grant Date, unless the Committee specifies a later date. Each Option shall be subject to the terms and conditions set forth in this Plan, a copy of which will be provided to the Participant upon execution of an Option Agreement, and on such other terms and conditions established by the Committee as are not inconsistent with the specific provisions of this Plan and set forth in the Option Agreement.

         1.6 TRANSFER AND OTHER LIMITATIONS ON OPTIONS. All Options shall be subject to transfer and other limitations of Sections 3.1.3 and 3.1.4.

2. OPTIONS.

         2.1 GRANTS. One or more Options may be granted under this Article 2 to any Eligible Person. Each Option shall be designated by the Committee in the applicable Option Agreement as either a NQSO or an ISO. ISOs may be granted to Eligible Persons who are employed by the Company or a corporation that is a "parent" or "subsidiary" within the meaning of Section 424(e) and 424(f) of the Code, respectively.

         2.2 OPTION PRICE. Except as provided in Sections 2.9 and 2.10, the Purchase Price per Share covered by each Option will be determined by the Committee at the time of the grant of the Option, but shall not be less than 85% of the Fair Market Value of the Shares on the Grant Date (as determined consistent with the requirements of Section 25102(o) of the California Corporate Securities Law).

         2.3 OPTION PERIOD. Each Option shall expire on a date determined by the Committee, but not later than 10 years after the Grant Date, and will be subject to earlier termination as set forth in this Plan or the Option Agreement.

         2.4 VESTING AND EXERCISABILITY. Vesting and exercisability will be determined by the Committee; provided, however, that any Option granted to Participants other than officers, directors or consultants of the Company pursuant to this Plan shall vest at a rate no slower than 20% of the Shares subject to the Option on the first anniversary of the applicable Grant Date and as to additional 20% increments on each of the second, third, fourth and fifth anniversaries of the Grant Date, subject to adjustment pursuant to Section 3.2. Once vesting occurs, Options shall remain exercisable until the expiration or earlier termination of the Option.

         2.5 MANNER OF EXERCISE. An Option shall only be exercisable in respect of whole Shares, and fractional Share interests shall be disregarded. An Option may only be exercised as to at least 100 Shares unless the number purchased is the total number then exercisable under the Option. An exercisable Option may be exercised, in whole or in part by delivery to the Secretary of the Corporation of a written notice of election to exercise in a form approved by the Committee, which notice shall specify the number of shares with respect to which the Option is being exercised, together with payment of the Purchase Price and any applicable tax withholding in accordance with Sections 2.7 and 3.5 and satisfaction of any other conditions of the exercise. The date on which the Corporation certifies the satisfaction of these conditions by written acceptance of the notice, which certification shall not be unreasonably delayed or withheld, shall be deemed to be the exercise date.

         2.6 PAYMENT FORMS. The Purchase Price must be paid in full at the time of each exercise in cash equivalent or (to the extent authorized and approved by the Committee or set forth in the applicable Option Agreement) one or a combination of the following methods: (a) cash equivalent, (b) with shares of Common Stock already owned by the Participant for at least six months, or (c) a promissory note in a form and on such terms as the Committee may approve. Any shares permitted to be used to satisfy the Purchase Price will be valued at their Fair Market Value on the exercise date.

         2.7 SPECIAL LIMIT ON GRANT AND TERMS OF ISOS.

                  2.7.1 $100,000 LIMIT. To the extent that the aggregate Fair Market Value of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds the $100,000 limit in Section 422 of the Code, such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet this limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as Shares acquired pursuant to the exercise of an ISO.

                  2.7.2 OTHER CODE LIMITS. There shall be imposed in any Option Agreement relating to ISOs such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

         2.8 ISO NOTICE OF SALE REQUIREMENT. Any employee who exercises an ISO shall give prompt written notice to the Corporation of any sale or other transfer of the Shares acquired within one year after the exercise date or two years after the Grant Date.

         2.9 LIMITS ON 10% HOLDERS. No Options may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the Purchase Price of the Option is at least 110% of the Fair Market Value of the stock subject to the Option. In the case of an ISO granted to such a person, such Option by its terms shall not be exercisable after the expiration of five years from the Grant Date.

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         2.10 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.
Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the Purchase Price, the vesting schedule, the number of Shares subject to, the restrictions upon, or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, such amendment or other action may, among other changes, result in a Purchase Price which is higher or lower than the Purchase Price of the original or prior Option (but subject to the pricing limit on the date of the change), provide for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

3. OTHER PROVISIONS.

         3.1 RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

                  3.1.1 NO BINDING COMMITMENT. Options will not automatically or necessarily be granted to each person who is an Eligible Person.

                  3.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or any document related hereto) shall confer upon any Eligible Person or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such person, with or without cause. Similarly, nothing contained in this Plan (or any related document) shall affect any other contractual right of any Eligible Person or Participant, except as such other right may expressly provide. The Committee may, however, condition a grant upon a Participant's commitment to future or continued service.

                  3.1.3 LIMITATIONS ON TRANSFERABILITY OF OPTIONS. An exercisable Option may be exercised only by, and Shares deliverable pursuant to an Option will be delivered only to, the Participant or, if the Participant dies, to the Participant's Beneficiary. If a Personal Representative has been appointed for a Participant, payment or delivery will be made to the Personal Representative. Other than by will or the laws of descent and distribution, no Option, benefit payable or Shares deliverable under, or interest in, this Plan or in any Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempted action or transfer to that end shall be void. No such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Company shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence or other applicable law and shall pay or deliver Shares only in accordance with this Plan. Beneficiary designations authorized by the Committee are not subject to these restrictions.

                  3.1.4 CORPORATION'S RIGHT TO REPURCHASE SHARES ON TERMINATION OF SERVICES. Shares acquired pursuant to an Option are subject to certain repurchase rights in favor of the Corporation as set forth in this Section 3.1.4. However, nothing in this Section 3.1.4 shall be construed so as to create an obligation on the part of the Corporation to repurchase any Shares from any Participant. The provisions of this
         Section 3.1.4 shall terminate upon the closing of a bona fide underwritten public offering and sale of at least ____% of the Corporation's Common Stock, or upon a reorganization or other event affecting the Corporation whereby it becomes a registered company in respect of its Common Stock under Section 12 of the Exchange Act.

                           (i) Upon a Participant's Termination of Services, the
                  Corporation shall have the right to purchase, and such Participant shall be obligated to sell, any Shares acquired pursuant to an Option, during a 90-day period beginning on either: (i) the date of such termination, or (ii) in the case of Shares purchased pursuant to the exercise of an Option after a Participant's Termination of Services, the date of such exercise (the "CALL PERIOD").

                           (ii) The purchase price for Shares repurchased
                  pursuant to this Section 3.1.4 shall be the Fair Market Value of such Shares (as defined in the Plan) as of the date of the commencement of the Call Period. The purchase price shall be paid at the closing (which shall occur not later than the 10th day after the Corporation exercises its call right and in any event not later than the expiration of the Call Period) by check or by virtue of the cancellation of purchase money indebtedness for the Shares against surrender by the Participant of a stock certificate evidencing the Shares with duly endorsed stock powers. No adjustments shall be made to the purchase price for fluctuations in the Fair Market Value of the Shares during the Call Period.

                           (iii) Subject to the foregoing, the right of the
                  Corporation to repurchase and the obligation of a Participant to sell the Shares to the Corporation under this Section 3.1.4 shall terminate after the expiration of the Call Period.

                           (iv) Notwithstanding any other provisions of the Plan
                  or this Section 3.1.4 to the contrary, the Corporation may assign any or all of its repurchase rights under this Section
                  3.1.4 to one or more shareholders or successors of the Corporation.

                           (v) Certificates representing all Shares issued under
                  the Plan will bear legends referring to the restrictions on transfer and the repurchase and call rights of the Corporation set forth herein and in the Plan.

                  3.1.5 NO TRUST OR FUND. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Option. Neither this Plan nor any Option under it creates any trust or fiduciary relationship of any kind between the Company and any Participant, Beneficiary or other person. If a Participant, Beneficiary or other person acquires a right to receive anything other than Shares upon exercise of an Option, such right will be no greater than the right of any unsecured general creditor of the Company.

                  3.1.6 CHARTER DOCUMENTS. The Articles of Incorporation and Bylaws of the Company, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to Shares (including further restrictions and limitations on the transfer of Shares). To the extent that these restrictions and limitations are greater than those provided for in this Plan, such restrictions and limitations shall apply to Shares acquired pursuant to the exercise of Options and are incorporated herein by this reference.

         3.2 ADJUSTMENTS; EARLY TERMINATION. Any discretion with respect to any of the events described in this Section 3.2 shall be limited to the extent required by the applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

                  3.2.1 ADJUSTMENTS. If the outstanding Shares are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company or of another issuer, or if additional Shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger in which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, extraordinary dividend or distribution of cash or property to the stockholders of the Company, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, (a) proportionately adjust any or all of (i) the number and kind of Shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Options, (ii) any performance standards appropriate to any outstanding Options, (iii) any exercise or base price (and other terms, in the discretion of the Committee, necessarily affected by such change) of outstanding Options, and/or (iv) the consideration payable with respect to Options granted prior to any such change; or (b) in the case of an extraordinary acquisition of Company stock, extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin off, make provision for a cash payment or for the substitution or exchange of (i) any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options, for (ii) cash, property and/or other securities, based upon the distribution or consideration payable to holders of the Common Stock of the Company upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to awards of ISOs, no such adjustment shall be made which would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as stockholders generally.

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

                  3.2.2 ACCELERATION OF OPTIONS UPON AN EVENT. As to any Participant, unless prior to an Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Options or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of an Event, each Option shall become immediately exercisable. The Committee may override the limitations on acceleration in this Section 3.2.2 by express provision in the Option Agreement and may also accord any Participant a right to refuse any acceleration, whether or not pursuant to the Option Agreement or otherwise. The Committee may accelerate vesting and exercisability in anticipation of an Event or on a case by case or any other basis, in such circumstances as it deems appropriate and in the interests of the Company. Any acceleration of Options shall comply with applicable regulatory requirements, including without limitation
         Section 422 of the Code.

                  3.2.3 POSSIBLE EARLY TERMINATION OF ACCELERATED OPTIONS. If any Option or other right to acquire Shares under this Plan has been fully accelerated as required or permitted by Section 3.2.2 but is not exercised or has not vested prior to (i) a dissolution of the Company, or (ii) an event described in Section 3.2.1 involving an Event approved by the Board, such Option or right shall terminate, subject to any provision that has been made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, conversion, assumption, exchange or other settlement and/or adjustment of such Option or right pursuant to Section 3.2.1.

         3.3 EFFECT OF TERMINATION OF SERVICES; TERMINATION OF SUBSIDIARY STATUS. Any Option, to the extent not then vested, shall terminate and become null and void upon a Termination of Services of the Participant, except as set forth below or otherwise expressly provided by the Committee in the Option Agreement. Notwithstanding anything contained in this Section 3.3 to the contrary, all Options shall be subject to earlier termination pursuant to or as contemplated by Sections 2.3 and 3.2 of this Plan.

                  3.3.1 POST-SERVICE EXERCISE PERIODS ON TERMINATION OTHER THAN FOR CAUSE. Except as otherwise expressly provided in Section 2.4, 3.2,
         3.3.2 or 3.3.3 (and, with respect to officers, directors or consultants of the Company, except as the Committee may otherwise provide in the applicable Option Agreement), a Participant may exercise an Option that is exercisable on the date of the Participant's Termination of Services ("TERMINATION DATE") and has not been previously exercised and has not expired in accordance with its stated term, only to the extent it is vested and exercisable on the Termination Date, within the following periods:

                           (a) If the Participant incurs a Termination of
                  Services for any reason other than Death, Total Disability, or a termination by the Company for Cause, the Participant will have 30 days after the Termination Date to exercise an Option; and

                           (b) If the Participant's Termination of Services
                  results from the Participant's death or Total Disability, or if the Participant dies or suffers a Total Disability within 30 days after a termination described in Section 3.3.1(a), the Participant, the Participant's Beneficiary or the Participant's Personal Representative, as the case may be, will have six months after the date of Total Disability or, if earlier, the Termination Date.

                  3.3.2 TERMINATION OF OPTION ON TERMINATION FOR CAUSE. Any and all rights to an Option, whether or not vested, shall expire immediately upon a Termination of Services of the Participant by the Company for Cause, as determined by the Company in its sole discretion and in accordance with applicable law.

                  3.3.3 ADJUSTMENTS TO EXERCISABLE PORTION. Notwithstanding the foregoing, if a Participant's Termination of Services results from any reason other than a termination for Cause, the Committee may, in its discretion, increase the portion of the Option exercisable by the Participant (or Participant's Beneficiary or Personal Representative, as the case may be) or extend the exercisability period upon such terms as the Committee shall determine.

                  3.3.4 EFFECT OF CESSATION OF SUBSIDIARY STATUS. If an entity ceases to be a Subsidiary, such action will be deemed for purposes of this Plan to be a Termination of Services of each Eligible Person of that entity who does not continue as an Eligible Person of the Company.

                  3.3.5 TERMINATION OF CONSULTING OR AFFILIATE SERVICES. If the Participant is not an employee but provides services under a written contract, or provides services to the Company solely as an employee of a designated affiliate of the Corporation (other than a Subsidiary), the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless the contract or Option Agreement otherwise provides. By written notice to the Participant, the Committee may determine whether a Termination of Services of such Participant for purposes of this Plan has occurred. In such event (unless the contract or Option Agreement otherwise expressly provides), the Participant's Termination of Services for purposes of
         Section 3.3 shall be the date which is 10 days after the Committee's mailing of the notice.

         3.4 COMPLIANCE; GOVERNMENT REGULATIONS; SECURITIES LAWS.

                  3.4.1 GENERAL. This Plan, the grant, vesting and exercisability of Options, the issuance or transfer of Shares, and the payment of money pursuant thereto are subject to compliance with all applicable federal and state laws and rules and to such approvals by any regulatory or governmental agency that may, in the judgment of the Committee, be necessary or advisable. These laws and rules include but are not limited to those laws and rules regulating the offer, issuance, and sale of securities, securities lending, conflicts of interest and tax matters. In connection with any stock issuance or transfer, the person acquiring the Shares must, if requested, give assurances satisfactory to the Committee in respect of such matters as the Board deems desirable to assure compliance with all applicable legal requirements (including but not limited to federal and state securities law matters).

                  3.4.2 COMPLIANCE WITH SECURITIES LAWS. No Participant shall make any disposition of all or any portion of Shares acquired upon exercise of an Option, except in compliance with applicable federal and state securities laws and unless and until:

                           (a) there is then in effect a registration statement
                  under the Securities Act of 1933, as amended (the "SECURITIES ACT") covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (b) such disposition is made in accordance with Rule
                  144 under the Securities Act; or

                           (c) such Participant notifies the Company of the
                  proposed disposition and furnishes the Company with a statement of the circumstances surrounding the proposed disposition, and if requested by the Company, Participant furnishes the Company with an opinion of counsel acceptable to Company's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with applicable state securities laws.

                           NOTWITHSTANDING ANYTHING ELSE CONTAINED HEREIN OR IN ANY RELATED DOCUMENT TO THE CONTRARY, THE COMPANY HAS NO OBLIGATION TO REGISTER THE COMMON STOCK OR FILE ANY REGISTRATION STATEMENT UNDER EITHER FEDERAL OR STATE SECURITIES LAWS, NOR DOES THE COMPANY MAKE ANY REPRESENTATION CONCERNING THE LIKELIHOOD OF A PUBLIC OFFERING OF THE COMMON STOCK.

                  3.4.3 FINANCIAL STATEMENT DELIVERY. The Company shall deliver annually to Participants financial statements of the Company sufficient to satisfy the requirements of Section 260.140.46 of the Regulations adopted under the California Corporate Securities Law, to the extent (if any) applicable to the Participants or this Plan.

                  3.4.4 INVESTMENT REPRESENTATIONS. By acceptance and execution of his or her Option Agreement and again upon exercise of his or her Option (unless the Company is then a Public Company or waives this requirement), each Participant makes and agrees to reaffirm the representations contained in Appendix A hereto to the Company and acknowledges that the Company's reliance on federal and state securities law exemptions from registration and qualification is predicated, in part, on such representations.

         3.5 TAX WITHHOLDING. Upon and as a condition precedent to any exercise, vesting, or payment of any Option, the Company has the right at its option to require payment through cash withholding of other compensation or (if withholding would not timely discharge the obligation) by check (in form acceptable to the Company) payable to the Company of the amount of any taxes that the Company may be required to withhold with respect to such transaction. If a tax is required to be withheld in connection with the issuance or transfer of Shares, the Committee may authorize the Participant to elect, subject to prior Board approval at or prior to the offset, to have the Company reduce the number of Shares to be issued by the number of Shares (valued at Fair Market Value) necessary to accomplish such withholding.

         3.6 AMENDMENT, TERMINATION AND SUSPENSION.

                  3.6.1 AMENDMENT, TERMINATION AND SUSPENSION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Option may be granted during the suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

                  3.6.2 SHAREHOLDER APPROVAL. No amendment to the Plan shall be required to be submitted to the shareholders of the Company for their approval unless such shareholder approval of the amendment is required pursuant to applicable law.

                  3.6.3 AMENDMENT OF OPTIONS. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect, in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

         NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 3.6.3 OR
         SECTION 3.6.4, IF THE ACCOUNTING TREATMENT UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OF ANY OPTION GRANTED HEREUNDER WOULD BE MATERIALLY MORE ADVERSE TO THE COMPANY WITH RESPECT TO ITS ABILITY TO RAISE ADDITIONAL CAPITAL THAN ANTICIPATED AT THE TIME OF APPROVAL OF THIS PLAN OR THE OPTION BECAUSE OF A CHANGE IN THOSE PRINCIPLES OR THE INTERPRETATION OR APPLICATION THEREOF, THE COMMITTEE MAY, IN THE EXERCISE OF ITS DISCRETION AND WITHOUT THE CONSENT OF THE PARTICIPANT, AMEND THE TERMS OF SUCH OPTION TO THE EXTENT THE COMMITTEE DEEMS NECESSARY TO ELIMINATE SUCH EFFECT.

                  3.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. Subject to Section 3.6.3., no amendment, suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by
         Section 3.2 or 3.3 shall not be deemed to constitute changes or amendments requiring Participant consent under Section 3.6.3 or Section 3.6.4.

         3.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares that the Participant does not possess or hold of record. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the date of delivery of a certificate representing the Shares.

         3.8 EFFECTIVE DATE OF THE PLAN. This Plan will be effective upon its approval by the Board, subject to approval by the shareholders of the Company within 12 months after the date of such Board approval.

         3.9 TERM OF THE PLAN. Unless previously terminated by the Board, this Plan will terminate at the close of business on the date which is the day before the 10th anniversary of the adoption of the Plan by the Board, and no Option may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Board and the Committee with respect to Options hereunder, including its authority to amend an Option, shall continue in respect of outstanding Options on that date.

         3.10 GOVERNING LAW. This Plan and all documents related hereto shall be governed by, and construed in accordance with, the laws of the State of California. If any provision is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan will continue to be fully effective.

         3.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         3.12 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or to authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

         3.13 CONSTRUCTION.. At the time of the adoption of this Plan, the Company is not a Public Company. This Plan, and the granting of Options under this Plan, is intended to satisfy the requirements of Rule 701 under the Securities Act and Section 25102(o) of the California Corporate Securities Law and shall be construed and interpreted in accordance with such intent.

4. DEFINITIONS.

                  "ACACIA GROUP" means (i) Acacia Research Corporation, (ii) any affiliate of Acacia Research Corporation (as the term "affiliate" and "control" as used therein are defined in Rule 405 under the Securities Act), and (iii) any employee benefit plan (or related trust) sponsored or maintained by one or more of the foregoing, or their respective successors.

                  "AFFILIATE" of any entity means any other entity controlled by, controlling or under common control with the subject entity (where "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or actions of the controlled person).

                  "BENEFICIARY" means the person(s) or trust(s) entitled by will or the laws of descent and distribution or properly designated by a Participant on forms approved by the Committee to receive the benefits specified under this Plan if the Participant dies.

                  "BOARD" means the Board of Directors of the Corporation.

                  "CAUSE" means that the Company, acting in good faith, determines that the Participant: (a) has committed a material breach of the Participant's duties and responsibilities (other than as a result of incapacity due to a Total Disability) or any employment agreement with the Company and the breach is willful or arises out of the Participant's gross negligence; or (b) has been convicted of a felony, or entered a plea of guilty or nolo contendere with respect to a felony; or (c) has repeatedly engaged or is engaging in immoderate use of alcoholic beverages or narcotics or other substance abuse; or
(d) has violated in any material respect any of the legal or regulatory provisions applicable to the Company or has violated any fiduciary duty or duty of care, loyalty or confidentiality owed to the Company.

                  "CHANGE OF CONTROL" means any of the following events:

                  (i) an acquisition by any Person (excluding one or more members of the Acacia Group) of beneficial ownership (within the meaning of Rule 13d-3 under Exchange Act) of or a pecuniary interest in (either comprising "OWNERSHIP OF") more than 50% of the Corporation's Common Stock or voting securities ("VOTING STOCK"), after giving effect to any new issue in the case of an acquisition from the Corporation, if one or more members of the Acacia Group (after giving effect to the acquisition) has ownership of ("owns") less than the aggregate amount owned by such acquiring Person;

                  (ii) the consummation of a complete liquidation or dissolution of the Corporation;

                  (iii) the consummation of a merger, consolidation, reorganization or sale or other disposition of all or substantially all of the Company's assets as an entirety (collectively, a "BUSINESS COMBINATION"), other than a Business Combination (A) in which all or substantially all of the holders of Voting Stock hold or receive 50% or more of the voting stock of the entity resulting from the Business Combination and (B) after which no Person owns more than 50% of the voting stock of the resulting entity who did not own directly or indirectly at least that amount of Voting Stock immediately before the Business Combination or

                  (iv) the Acacia Group ceases to own, directly or indirectly, at least 25% of the Voting Stock or at least 25% of the voting stock of an entity resulting from a Business Combination.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMITTEE" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised of two or more directors. In the absence of such appointment, the Board shall be the Committee.

                  "COMMON STOCK" means the Common Stock of the Corporation.

                  "COMPANY" means the Corporation, any Subsidiary, and any other affiliate of the Corporation designated by the Committee.

                  "CORPORATION" means CombiMatrix Corporation, a California corporation, and its successors.

                  "ELIGIBLE PERSON" means (i) an officer, a director or a key employee of the Company; or (ii) any consultant who renders or has rendered bona fide substantial services to the Company (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) under a written contract with the Company, and who is selected to participate in the Plan by the Committee.

                  "EVENT" means (i) approval by the shareholders of the Corporation of (A) the dissolution or liquidation of the Corporation, or (B) a Change of Control described in clause (ii) or (iii) of the definition thereof; or (ii) a Change of Control described in clause (i) or (iv) of the definition thereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  "FAIR MARKET VALUE" on any specified date shall mean the fair value of such Shares on such date determined in the following manner:

                  (i) If the Common Stock is not registered under Section 12 of the Exchange Act, or the National Association of Securities Dealers, Inc. ("NASD") or a similar organization does not furnish the mean between the bid and asked prices for the Common Stock on such date, the fair value of the Common Stock as of the date of determination, on a consolidated, fully diluted basis, assuming the exercise of any and all outstanding rights or options (whether or not vested) to purchase or acquire Common Stock, including but not limited to rights under this Plan, as determined in good faith by the Committee, based on the most recent available quarterly financial statements of the Company and such other factors as the Committee may deem relevant for such purposes. Such factors may (and, to the extent required by Section 3.4 shall) include but are not limited to, the liquidity of the Common Stock and any applicable transfer and other restrictions on the subject shares (including call rights of the Corporation to which the shares are subject), material developments subsequent to the end of the period covered by such financial statements, developments in the Company's business, general or specific industry and economic developments, the price at which the Shares of the Common Stock recently have traded or been sold or purchased, the frequency and volume of trades, the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded (subject to appropriate adjustments for dissimilarities between the corporations being compared), and the earnings history, cash flow, book value and prospects of the Company in light of market conditions generally and conditions specific to the Company.

                  (ii) If the Common Stock is registered under Section 12 of the Exchange Act: (A) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (B) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the NASD through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (C) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization.

                  "GRANT DATE" means the date upon which the Committee took the action granting an Option or such later date as may be set by the Committee.

                  "ISO" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to receipt of stockholder approval of the Plan, if the Option is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

                  "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an officer or employee of the Corporation.

                  "NQSO" means an Option that is designated as a nonqualified stock option and shall include any Option intended as an ISO that fails to meet applicable legal requirements. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a NQSO under this Plan and not an incentive stock option under the Code.

                  "OPTION" means an option to purchase Shares under this Plan.

                  "OPTION AGREEMENT" means a writing, approved by the Committee, setting forth the terms of an Option. Option Agreements for ISOs shall include any terms and conditions required for incentive stock options under Section 422 of the Code.

                  "PARTICIPANT" means an Eligible Person who has been granted an Option.

                  "PERSON" means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a governmental entity and a "person" as that term is used under Section 13(d) or 14(d) of the Exchange Act.

                  "PERSONAL REPRESENTATIVE" means the person or persons who, upon the Total Disability or incompetence of a Participant, has lawfully acquired on behalf of the Participant the power to exercise the rights and receive the benefits specified in this Plan.

                  "PLAN" means this CombiMatrix Corporation 1998 Stock Option Plan.

                  "PUBLIC COMPANY" means a company the Common Stock of which is registered under the Exchange Act.

                  "PURCHASE PRICE" means the exercise price expressed in dollars payable by the Participant to the Company upon exercise of an Option in accordance with the applicable Option Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SHARES" means shares of the Corporation's Common Stock.

                  "SUBSIDIARY" means any corporation or other entity at least 50% of the outstanding voting stock or voting power of which is beneficially owned directly or indirectly by the Company, subject to Section 3.4 and (in the case of ISOs) to limitations under Section 422 of the Code.

                  "TERMINATION OF SERVICES" means any termination (by reason of death, Total Disability, or any other reason whatsoever, either with or without cause, unless otherwise specified) of a Participant's employment with the Company or, if the person is not an employee and the Participant's services to the Company are provided (or continue) under a written consulting contract, a Termination of Services in accordance with Section 3.3.5. Termination of Services may be deemed by the Committee not to occur if the Participant, after terminating employment or service in one capacity, continues to provide service to the Company under a written contract in another consulting capacity authorized in writing and approved by the Committee. Status as an employee of the Company is deemed to be in service. Termination of employment shall be deemed a Termination of Services except as above provided.

                  "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions, or conditions as the Board may include.

                             COMBIMATRIX CORPORATION
                             1998 STOCK OPTION PLAN

                                   APPENDIX A

                    SECURITIES LAW INVESTMENT REPRESENTATIONS


1.       NO INTENT TO SELL.

                  The Participant represents that he/she is acquiring the Option and if and when he/she exercises the Option will acquire any Shares solely for his/her own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution of all or any portion of the Shares within the meaning of the Securities Act or the California Corporate Securities Law.

2.       NO RELIANCE ON CORPORATION.

                  In evaluating the merits and risks of an investment in the Shares, the Participant represents that he/she has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

3.       RISK OF LOSS.

                  The Participant represents that he/she is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Shares from the Grant Date to the date of exercise, and that any investment in shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require his/her capital to be invested for an indefinite period of time, possibly without return and at risk of loss.

4.       RESTRICTIONS ON SHARES.

                  The Participant represents that he/she understands that any Shares acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws since the Shares are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Participant acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he/she is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and the California Corporate Securities Law.

5.       ADDITIONAL RESTRICTIONS.

                  The Participant represents that he/she has read and understands the restrictions and limitations imposed on the Option and any Shares which may be acquired thereunder, including, but not limited to, the following: (i) the termination provisions of Sections 3.2.3 and 3.3 of the Plan;
(ii) the non-transferability provisions of Section 3.1.3 of the Plan; and (iii) the Corporation's repurchase rights of Section 3.1.4 of the Plan.

6.       NO CORPORATION REPRESENTATIONS.

                  The Participant represents that at no time was an oral representation made to him/her relating to the Option or the purchase of Shares and that he/she was not presented with or solicited by any promotional meeting or material relating to the Option or the Shares.

7.       SHARE CERTIFICATE LEGEND.

                  The Participant represents that he/she understands and acknowledges that any certificate evidencing the Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) if and when issued shall bear, in addition to any other legends which may be required by applicable state securities laws, the following legends:

                  "THE SALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER AND VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN ARE SUBJECT TO AN AGREEMENT DATED _________________, ____ (A SIGNED COPY OF WHICH IS ON FILE AT THE OFFICE OF COMBIMATRIX CORPORATION), AND THE SHARES ARE SUBJECT TO REPURCHASE RIGHTS OF THE CORPORATION AS PROVIDED THEREIN.

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."

                    AMENDMENTS TO THE COMBIMATRIX CORPORATION

                             1998 STOCK OPTION PLAN

         These Amendments to the CombiMatrix Corporation 1998 Stock Option Plan (the "Plan") were approved by resolutions of the Board of Directors of the Corporation on July 5, 2000.

         1. Section 1.4.1 of the Plan is hereby deleted in its entirety and is hereby replaced in its entirety with the following:

                  The aggregate number of Shares that may be issued pursuant to all Options granted under this Plan, including ISOs, may not exceed 5,000,000 Shares to all Eligible Persons. The aggregate number of Shares that may be subject to Options that are granted during any calendar year to any Eligible Person may not exceed 5,000,000 Shares. The foregoing limits are subject to adjustment pursuant to Section 3.2.

                     [Remainder of page intentionally blank]

                 SECOND AMENDMENT TO THE COMBIMATRIX CORPORATION

                             1998 STOCK OPTION PLAN

                              W I T N E S S E T H:

         WHEREAS, CombiMatrix Corporation (the "Company") presently maintains the CombiMatrix Corporation 1998 Stock Option Plan which became effective on ____________, 1998 (the "Plan"); and

         WHEREAS, the Company, pursuant to Section 3.6 of the Plan, has the right to amend the Plan from time to time subject to certain limitations; and

         WHEREAS, effective September 14, 2000 ("Effective Date"), the Company changed from being a California corporation to become a Delaware corporation; and

         WHEREAS, the Company desires to amend the Plan so that the Options (as defined in the Plan) granted after the Effective Date are subject to the laws of the state of Delaware.

         NOW, THEREFORE, in order to make certain revisions desired by the Company, the Plan is hereby amended in the following manner:

         1. Effective as of the Effective Date, Section 1.4 of the Plan is hereby amended in its entirety to read as follows:

                  1.4 SHARES SUBJECT TO THE PLAN. Subject to the provisions of
                  Section 3.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The Shares may be delivered for any lawful consideration, but not for less than the minimum lawful consideration under Delaware law.

         2. Effective as of the Effective Date, Section 2.2 of the Plan is hereby amended in its entirety to read as follows:

                  2.2 OPTION PRICE. Except as provided in Sections 2.9 and 2.10, the Purchase Price per Share covered by each Option will be determined by the Committee at the time of the grant of the Option, but shall not be less than 85% of the Fair Market Value of the Shares on the Grant Date.

         3. Effective as of the Effective Date, Section 2.6 of the Plan is hereby amended in its entirety to read as follows:

                  2.6 PAYMENT FORMS. The Purchase Price must be paid in full at the time of each exercise (to the extent authorized and approved by the Committee or set forth in the applicable Option Agreement): (a) cash or immediately available funds (including wire transfer, personal check, cashier's checks, postal or express money order or bank draft), (b) with shares of Common Stock already owned by the Participant for at least six months, or (c) a promissory note (but not a non-recourse promissory note) that bears a market rate of interest in a form and on such terms as the Committee may approve. Any shares permitted to be used to satisfy the Purchase Price will be valued at their Fair Market Value on the exercise Date. Additionally, in the discretion of the Committee, payment for any shares subject to an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         4. Effective as of the Effective Date, Section 3.4.3 of the Plan is intentionally omitted from the Plan.

         5. Effective as of the Effective Date, the first sentence in Section
3.10 is hereby amended to read as follows:

                  3.10 GOVERNING LAW. This Plan and all documents related hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan will continue to be fully effective.

         6. Effective as of the Effective Date, the last sentence of Section
3.13 is hereby amended in its entirety to read as follows:

                  This Plan, and the granting of Options under this Plan, is intended to satisfy the requirements of Rule 701 under the Securities Act and applicable Delaware corporate securities law and shall be construed and interpreted in accordance with such intent.

         7. Effective as of the Effective Date, the definition of "Corporation" under Section 4 of the Plan is hereby amended to read as follows:

                  CORPORATION means CombiMatrix Corporation, a Delaware corporation, and its successors.

         8. Effective as of the Effective Date, Appendix A to the Plan shall be the Appendix A attached hereto.

         IN WITNESS WHEREOF, CombiMatrix Corporation has caused this Second Amendment to the CombiMatrix 1998 Stock Option Plan to be executed on this ______ day of __________, 2000.

                                            COMBIMATRIX CORPORATION

                                            By:
                                                --------------------------------

                 COMBIMATRIX CORPORATION 1998 STOCK OPTION PLAN

                                   APPENDIX A

                    SECURITIES LAW INVESTMENT REPRESENTATIONS

1.       NO INTENT TO SELL.

         The Participant represents that he/she is acquiring the Option and if and when he/she exercises the Option will acquire any Shares solely for his/her own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution of all or any portion of the Shares within the meaning of the Securities Act or the security laws of Delaware.

2.       NO RELIANCE ON CORPORATION.

         In evaluating the merits and risks of an investment in the Shares, the Participant represents that he/she has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

3.       RISK OF LOSS.

         The Participant represents that he/she is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Shares from the Grant Date to the date of exercise, and that any investment in shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require his/her capital to be invested for an indefinite period of time, possibly without return and at risk of loss.

4.       RESTRICTIONS ON SHARES.

         The Participant represents that he/she understands that any Shares acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws since the Shares are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Participant acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he/she is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and the security law.

5.       ADDITIONAL RESTRICTIONS.

         The Participant represents that he/she has read and understands the restrictions and limitations imposed on the Option and any Shares which may be acquired thereunder, including, but not limited to, the following: (i) the termination provisions of Sections 3.2.3 and 3.3 of the Plan; (ii) the non-transferability provisions of Section 3.1.3 of the Plan; and (iii) the Corporation's repurchase rights of Section 3.1.4 of the Plan.


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

6.       NO CORPORATION REPRESENTATIONS.

         The Participant represents that at no time was an oral representation made to him/her relating to the Option or the purchase of Shares and that he/she was not presented with or solicited by any promotional meeting or material relating to the Option or the Shares.

7.       SHARE CERTIFICATE LEGEND.

         The Participant represents that he/she understands and acknowledges that any certificate evidencing the Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) if and when issued shall bear, in addition to any other legends which may be required by applicable state securities laws, the following legends:

                  "THE SALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER AND VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN ARE SUBJECT TO AN AGREEMENT DATED _________________, ____ (A SIGNED COPY OF WHICH IS ON FILE AT THE OFFICE OF COMBIMATRIX CORPORATION), AND THE SHARES ARE SUBJECT TO REPURCHASE RIGHTS OF THE CORPORATION AS PROVIDED THEREIN.

                   THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."





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